UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 6, 2014


                          Dominovas Energy Corporation
             (Exact name of registrant as specified in its charter)

          Nevada                         000-51736              20-5854735
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)           File No.)        Identification Number)

                   1395 Chattahoochee Ave., Atlanta, GA 30318
                    (Address of principal executive offices)

                                 (800) 679-1249
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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This report includes certain  statements that are  "forward-looking  statements"
within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words "expect," "anticipate," "intend,"
"plan,"  "believe,"  "seek,"  "estimate"  and  other  similar   expressions  are
generally  intended  to  identify  forward-looking  statements.   Because  these
forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact;
(ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or
(iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Dominovas Energy Corporation accepted the resignation of Dallas Gray from the Board of Directors effective November 6, 2014.

Mr. Gray's resignation was for personal reasons and not the result of any adverse action(s) on behalf of the Company or Mr. Gray or any disagreement concerning the Company's business.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOMINOVAS ENERGY CORPORATION


Date: November 11, 2014              By: /s/ Neal Allen
                                        ----------------------------------------
                                     Name:  Neal Allen
                                     Title: Chairman, President and Chief
                                            Executive Officer

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